Exhibit 10.1
AMENDMENT TO STOCK OPTION AWARD AGREEMENTS
THIS AGREEMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES REGISTERED UNDER THE SECURITIES ACT OF 1933.
     THIS FIRST AMENDMENT made as of the ___day of                     , 200     is made to certain Stock Option Award Agreements (the “Agreements”) by and between Goodrich Corporation, a New York corporation (the “Company”), and                      (the “Optionee”) as described in this Amendment. For purposes of this Amendment, all capitalized terms not defined herein shall have the meanings ascribed thereto under the terms of the Goodrich Corporation 2001 Equity Compensation Plan (as amended, the “Plan”) or the Agreements, unless otherwise noted.
     WHEREAS, the Company and the Optionee desire to mutually amend certain Agreements.
     NOW THEREFORE, in consideration of the mutual covenants contained in this agreement, the Company and the Optionee agree as follows:
I.
     If as of the date of this Amendment, the Optionee has any outstanding but unexercised stock options granted under any of the following Agreements, then the Agreements are amended effective as of the date of this Amendment as provided in this Amendment:
1.	Stock Option Award dated January 2, 2003 (“2003 Agreement”)

2.	Equity Award Letter dated February 17, 2004 (“2004 Agreement”)

3.	Stock Option Award Agreement dated January 3, 2005 (“2005 Agreement”)

4.	Stock Option Award Agreement dated January 3, 2006 (“2006 Agreement”)

5.	Stock Option Award Agreement dated January 3, 2007 (“2007 Agreement”)

6.	Stock Option Award Agreement dated January 2, 2008 (“2008 Agreement”)

7.	Stock Option Award Agreement dated January 2, 2009 (“2009 Agreement”)
II.
     The second and last sentences of Section 5 of the 2003 Agreement are hereby deleted and the following inserted in lieu thereof:
Such privilege to purchase shares may be exercised by you at any time but, (i) with respect to options that were vested at the time your employment terminated, such options must be exercised no later than either the date that is five (5) years after the date your employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time your employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 1 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.

III.
     The following is hereby added to the end of Section, Stock Options, of the 2004 Agreement:
The privilege to purchase shares may be exercised by you at any time but, (i) with respect to options that were vested at the time your employment terminated, such options must be exercised no later than either the date that is five (5) years after the date your employment with the Company terminates or the date that is ten (10) years after the grant date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time your employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to this Section, Stock Options, hereof or the date that is ten (10) years after the grant date, whichever occurs first, and thereafter shall terminate.
IV.
     Section 5(b) of the 2005 Agreement is hereby deleted and the following inserted in lieu thereof:
(b) If Optionee’s employment with the Company or a subsidiary corporation terminates prior to the Expiration Date, and at such time the Optionee is eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date, as such terms are defined in the Goodrich Corporation Employees’ Pension Plan (or as defined in a subsidiary company’s salaried pension plan in the event Optionee’s pension benefits are received solely from the subsidiary’s plan) in effect at the time of Optionee’s termination of employment, then all unvested options shall continue to vest in accordance with Section 4 hereof. Optionee’s privilege to purchase shares may be exercised by Optionee at any time but, (i) with respect to options that were vested at the time Optionee’s employment terminated, such options must be exercised no later than either the date that is five (5) years after the date Optionee’s employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time Optionee’s employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 4 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.
V.
     Section 5(b) of the 2006 Agreement is hereby deleted and the following inserted in lieu thereof:
(b) If Optionee’s employment with the Company or a subsidiary corporation terminates prior to the Expiration Date, and at such time the Optionee is eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date, as such terms are defined in the Goodrich Corporation Employees’ Pension Plan (or as defined in a subsidiary company’s salaried pension plan in the event Optionee’s pension benefits are received solely from the subsidiary’s plan) in effect at the time of Optionee’s termination of employment, then all unvested options shall continue to vest in accordance with Section 4 hereof. Optionee’s privilege to purchase shares may be exercised by Optionee at any time but, (i) with respect to options that were vested at the time Optionee’s employment terminated, such options must be exercised no later than either the date that is five (5) years after the date Optionee’s employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time Optionee’s employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 4 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.
VI.
     Section 5(b) of the 2007 Agreement is hereby deleted and the following inserted in lieu thereof:
(b) If Optionee’s employment with the Company or a subsidiary terminates prior to the Expiration Date, and at such time the Optionee is eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date, as such terms are defined in the Goodrich Corporation Employees’ Pension Plan (or as defined in a subsidiary company’s salaried pension plan in the event Optionee’s pension benefits are received solely from the subsidiary’s plan) in effect at the time of Optionee’s termination of employment, then all unvested options shall continue to vest in accordance with Section 4 hereof. Optionee’s privilege to purchase shares may be exercised by Optionee at any time but, (i) with respect to options that were vested at the time Optionee’s employment terminated, such options must be exercised no later than either the date that is five (5) years after the date Optionee’s employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time Optionee’s employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 4 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.
VII.
     The first sentence of Section 5(b) of the 2008 Agreement is hereby deleted and the following inserted in lieu thereof:
(b) If Optionee’s employment with the Company or a subsidiary terminates prior to the Expiration Date, and at such time the Optionee is eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date, as such terms are defined in the Goodrich Corporation Employees’ Pension Plan (or would be eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date under such plan if Optionee was a participant in such plan or as defined in a subsidiary company’s salaried pension plan in the event Optionee’s pension benefits are received solely from the subsidiary’s plan) in effect at the time of Optionee’s termination of employment, then all unvested options shall continue to vest in accordance with Section 4 hereof. Optionee’s privilege to purchase shares may be exercised by Optionee at any time but, (i) with respect to options that were vested at the time Optionee’s employment terminated, such options must be exercised no later than either the date that is five (5) years after the date Optionee’s employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time Optionee’s employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 4 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.
VIII.
     The first sentence of Section 5(b) of the 2009 Agreement is hereby deleted and the following inserted in lieu thereof:
(b) If Optionee’s employment with the Company or a subsidiary terminates prior to the Expiration Date, and at such time the Optionee is eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date, as such terms are defined in the Goodrich Corporation Employees’ Pension Plan (or would be eligible for early retirement but has not yet reached the Optionee’s Normal Retirement Date under such plan if Optionee was a participant in such plan or as defined in a subsidiary company’s salaried pension plan in the event Optionee’s pension benefits are received solely from the subsidiary’s plan) in effect at the time of Optionee’s termination of employment, then all unvested options shall continue to vest in accordance with Section 4 hereof. Optionee’s privilege to purchase             shares may be exercised by Optionee at any time but, (i) with respect to options that were vested at the time Optionee’s employment terminated, such options must be exercised no later than either the date that is five (5) years after the date Optionee’s employment with the Company terminates or the Expiration Date, whichever occurs first, and thereafter shall terminate, and (ii) with respect to options that were not vested at the time Optionee’s employment terminates, such options must be exercised no later than either the date that is five (5) years after the date such portion of the option vests pursuant to Section 4 hereof or the Expiration Date, whichever occurs first, and thereafter shall terminate.
     IN WITNESS WHEREOF, the parties agree to the terms and conditions stated herein by signing and returning to the Company the attached copy hereof.

GOODRICH CORPORATION
By:
Vice President

Accepted by:

(Employee’s name)

Date

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